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                                                                   EXHIBIT 10.11


                  AGREEMENT OF INDEMNITY - THIRD PARTY LEASES
                  -------------------------------------------



          THIS AGREEMENT OF INDEMNITY, made as of the 30th day of April, 1998 (the "Agreement of Indemnity"), by and between Vencor Healthcare, Inc. (which will change its name to "Vencor, Inc.") a Delaware corporation, Vencor Operating, Inc., a Delaware corporation, Vencor Nursing Centers East, LLC, a Delaware limited liability company, Vencor Nursing Centers West, LLC, a Delaware limited liability company, Vencor Nevada, LLC, a Delaware limited liability company, New Vencor Hospitals East, LLC, a Delaware limited liability company, Vencor Hospitals West, LLC, a Delaware limited liability company, Vencor Hospitals Limited Partnership, a Delaware limited partnership, Vencor Nursing Centers Limited Partnership, a Delaware limited partnership, each having an address at 400 West Market Street, Suite 3300, Aegon Center, Louisville, Kentucky 40202 (each individually, an "Indemnitor"), Vencor, Inc. (which will change its name to "Ventas, Inc."), a Delaware corporation, having an office at 400 West Market Street, Suite 3300, Aegon Center, Louisville, Kentucky 40202, First Healthcare Corporation, Hillhaven/Indiana Partnership, Nationwide Care, Inc., and Pasatiempo Development Corporation ("Indemnitee").


                             W I T N E S S E T H:
                             -------------------


          WHEREAS, Indemnitee is executing and delivering to Vencor Healthcare, Inc. and Vencor Operating, Inc. an Assignment and Assumption of Lease (collectively, "Assignments") with respect to certain real property
                 -----------
(collectively the "Properties") leased by Indemnitee from various third party
                   ----------
lessors (collectively, the "Lessors") pursuant to the various leases described
                            -------
in, Exhibit A attached hereto (collectively the "Leases"); and
    ---------                                    ------

          WHEREAS, the Lessors have not released Indemnitee from Indemnitee's obligations under the Leases; and

          WHEREAS, it is a condition to Indemnitee executing and delivering the Assignments that Indemnitor execute and deliver to Indemnitee an agreement of indemnity containing the terms set forth herein.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Indemnitor shall indemnify, defend and hold harmless Indemnitee, its direct and indirect shareholders, subsidiaries, partners and affiliates and their respective
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officers, directors, agents, representatives, successors and assigns
(collectively, the "Indemnified Parties" and each individually, an "Indemnified Party") from and against any and all Claims (as defined in Paragraph 2 hereof) incurred by, imposed upon, commenced or asserted against the Indemnified Parties, or any one or more of them, on or after the date hereof by reason of, caused by, arising out of, in connection with or resulting from the Leases.

          2. For the purposes of this Agreement of Indemnity, the term "Claims" shall mean all liabilities (statutory or otherwise), obligations, claims, damages, penalties, causes of action, costs and expenses, losses and injuries of every kind and nature whatsoever, including all costs reasonably incurred by Indemnitee in connection with the enforcement of any provision of this Agreement of Indemnity, including without limitation attorney's and legal assistant fees and expenses, court costs and fees and consultant fees and expenses.

          3. If at any time Indemnitee shall receive written notice of a Claim, Indemnitee shall give reasonably prompt written notice of such Claim to Indemnitor; provided that (i) Indemnitee shall have no liability for a failure
            -------- ----
to give notice of any Claim of which Indemnitor has otherwise been notified or has knowledge and (ii) the failure of Indemnitee to give such a notice to Indemnitor shall not limit the rights of any Indemnified Party or the obligations of Indemnitor with respect to such Claim except to the extent that Indemnitor incurs actual expenses or suffers actual monetary loss as a result of such failure. Indemnitor shall have the right to control the defense or settlement of any Claim, provided that (A) Indemnitor shall first confirm in writing to the Indemnified Parties that such Claim is within the scope of this Agreement of Indemnity and that Indemnitor shall pay any and all amounts required to be paid in respect of such Claim and (B) if the compromise or settlement of any such Claim shall not result in the complete release of all Indemnified Parties from the Claim so compromised or settled, the compromise or settlement shall require the prior written approval of the Indemnified Parties not being completely released. The Indemnified Parties, at their election and at their sole cost and expense, shall have the right, but not the obligation, to participate in the defense of any Claim. In addition to such right to participate, Indemnitee (or its designee) shall have the right, by written notice given to Indemnitor at any time, to assume exclusive control of the defense of any Claim insofar as the Indemnified Parties are concerned, but, subject to the next succeeding sentence, such a notice shall result in Indemnitor being relieved of its obligations in respect of such Claim under this Agreement of Indemnity. If at any time during the pendency of a Claim Indemnitor shall not confirm in writing its obligation under (A) above and pay the claim or it shall

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disaffirm its responsibility for such Claim, Indemnitee (or its designee) shall have the right, but not the obligation, to assume the exclusive control of the defense and settlement of such Claim insofar as the Indemnified Parties are concerned, and all costs and expenses of such defense shall be paid by Indemnitor if such Claim is within the scope of this Agreement of Indemnity. If Indemnitee pays any Claim, the Indemnitor will immediately reimburse Indemnitee for such amounts with interest from payment date at the Prime Rate plus two percent (2%).

          4. This Agreement of Indemnity shall be governed by and construed in accordance with the laws of the State of New York. Any legal suit, action or proceeding against any party arising out of or relating to this Agreement shall
                   ---
be instituted in any Federal or Commonwealth court in the Commonwealth of Kentucky. Each party hereby (i) irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum, and (ii) irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding.

          5. This Agreement of Indemnity shall be binding upon and shall inure to the benefit of Indemnitor and Indemnitee and their respective successors and assigns. In addition, each of the Indemnified Parties (other than Indemnitee) is intended to be, and is hereby expressly made, a third party beneficiary of Indemnitor's obligations hereunder.

          6. This Agreement of Indemnity constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and may not be modified or amended except pursuant to the terms of an instrument signed by both Indemnitor or Indemnitee.

          7. Every notice, demand, request, consent, approval or other communication (herein without distinction sometimes referred to as "notices") which either party hereto is required or desires to give or make or communicate shall be in writing and shall be given or made or communicated by personal delivery, telecopy or by mailing the same by registered or certified mail, return receipt requested, postage prepaid, to the following address:

          If to Indemnitor:    Vencor Healthcare, Inc.
                               Attention: Chief Financial Officer

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                               400 West Market Street
                               Suite 3300
                               Aegon Center
                               Louisville, Kentucky 40202

          with a copy to:      Vencor Healthcare, Inc.
                               Attention:  General Counsel
                               400 West Market Street
                               Suite 3300
                               Aegon Center
                               Louisville, Kentucky 40202

          and                  Vencor Operating, Inc.
                               Attention:  General Counsel
                               400 West Market Street
                               Suite 3300
                               Aegon Center
                               Louisville, Kentucky  40202

          If to Indemnitee:    Ventas, Inc.
                               Attention:  President
                               400 West Market Street
                               Suite 3300
                               Aegon Center
                               Louisville, Kentucky 40202

          with a copy to:      Ventas, Inc.
                               Attention:  General Counsel
                               400 West Market Street
                               Suite 3300
                               Aegon Center
                               Louisville, Kentucky 40202

or at such other address or addresses as any party hereto may designate from time to time by notice given as herein provided. All notices so sent shall be deemed to have been delivered, effective, made or communicated, as the case may be, three (3) days after the date so mailed.

          8. (a) To the extent that any party hereto or any of its property has, or may hereafter acquire, directly or indirectly, any right of immunity from the jurisdiction of any court or from any legal process (including immunity from attachment prior to judgment) on the grounds of diplomatic status, sovereignty or any other claims for immunity, each party hereby irrevocably waives any such right or immunity in respect of its obligations arising under or in connection with this Agreement of Indemnity. Each party represents and warrants to the other that it is not now entitled, directly or indirectly, to any such diplomatic or sovereign immunity or any other form of immunity and that it is not owned or controlled by any foreign governmental entity or agency and agrees that, should any party bring any suit, action or proceeding in the Commonwealth of Kentucky, or any other jurisdiction to enforce any obligation or liability of any other party arising under or in connection with this Agreement of Indemnity, no such immunity will be claimed by or on behalf of such party.

              (b) All disputes arising out of or relating to this Agreement of Indemnity and all actions to enforce this Agreement of Indemnity shall be adjudicated in the state courts of the Commonwealth of Kentucky or the federal courts sitting in the Commonwealth of Kentucky and each party hereby irrevocably submits to the jurisdiction of such courts in any suit, action or proceeding arising out of or relating to this Agreement of Indemnity or in any action to enforce this Agreement of Indemnity. So far as is permitted under applicable law, this consent to personal jurisdiction shall be self-operative and no further instrument or action, other than service of process in one of the manners specified in this Paragraph 8, or as otherwise permitted by law, shall be necessary in order to confer jurisdiction upon the person of any party hereto in any such court.

              (c) Provided that service of process is effected upon a party hereto in one of the manners hereafter specified or as otherwise permitted by law, such party irrevocably waives, to the fullest extent permitted by law, and agrees not to assert, by way of motion, as a defense or otherwise (i) any objection which it may have or may hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court as is mentioned in Paragraph 8(b) or (ii) any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. Provided that service of process is effected upon any party hereto in one of the manners specified in this Paragraph 8 or as otherwise permitted by law, each party hereto agrees that any final judgment from which such party has not or may not appeal or further appeal in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon such party and may, so far as is permitted under applicable law, be enforced in any

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domestic or foreign courts to the jurisdiction of which such party is subject.

              (d) Each party hereto hereby consents to process being served in any suit, action or proceeding relating to this Agreement of Indemnity either by
(i) the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to such party at the address set forth in Paragraph 7 hereof, (ii) personal delivery of a copy thereof to such position of an individual as a senior officer of such party or, in the case of an individual, to such individual or (iii) in any manner permitted by law in the jurisdiction where service of process is effected on a Business Day (as hereinafter defined) at the address set forth in Paragraph 7 hereof. The term "Business Day" means a day of the year on which banks are open for business and not required or authorized to close in New York City.

              (e) Each party shall execute and deliver to the other all such further instruments as may be necessary to make effective any provision of this Paragraph 8.

              (f) Nothing in this Paragraph 8 shall affect the right of any party to serve process in any manner permitted by law or limit the right of any party pursuant to applicable law to bring proceedings against another party in the courts of any jurisdiction or jurisdictions.

          9. If Indemnitor consists of more than one party, the parties comprising Indemnitor shall be jointly and severally liable for all of the obligations of Indemnitor hereunder.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement of Indemnity as of the date first hereinabove written.



                                       VENCOR, INC.,
                                       a Delaware corporation

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                       FIRST HEALTHCARE CORPORATION

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                       HILLHAVEN/INDIANA PARTNERSHIP

                                       By:                            , General
                                          ----------------------------
                                          Partner

                                              By:
                                                 -----------------------------
                                                 Name:
                                                 Title:


                                       NATIONWIDE CARE, INC.

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                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                       PASATIEMPO DEVELOPMENT CORPORATION

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                       VENCOR HEALTHCARE, INC.,
                                       a Delaware corporation

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                       VENCOR OPERATING, INC., a Delaware
                                       corporation

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                       VENCOR NURSING CENTERS EAST, LLC, a
                                       Delaware limited liability company

                                       By:  VENCOR OPERATING, INC.,
                                            its Managing Member

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                       VENCOR NURSING CENTERS WEST, LLC, a
                                       Delaware limited liability company

                                       By:  VENCOR OPERATING, INC.,
                                            its Managing Member

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                       VENCOR NEVADA, LLC, a Delaware limited
                                       liability company

                                       By:  VENCOR OPERATING, INC.,
                                            its Managing Member

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                       NEW VENCOR HOSPITALS EAST, LLC, a
                                       Delaware limited liability company

                                       By:  VENCOR OPERATING, INC.,
                                            its Managing Member

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:

                                       VENCOR HOSPITALS WEST, LLC, a Delaware
                                       limited liability company

                                       By:  VENCOR OPERATING, INC.,
                                            its Managing Member

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                       VENCOR HOSPITALS LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By:  VENCOR OPERATING, INC.,
                                            its General Partner

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                       VENCOR NURSING CENTERS LIMITED
                                           PARTNERSHIP, a Delaware limited
                                       partnership

                                       By:  VENCOR OPERATING, INC.,
                                            its General Partner

                                       By:
                                          ------------------------------------
                                          Name:
                                          Title:

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                                  SCHEDULE A
                                  ----------

                                  AGREEMENTS
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